SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) February 15, 2000
                                                        -----------------
   The First National Bank of Atlanta as Transferor and Servicer on behalf of
                     Partners First Credit Card Master Trust
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     Partners First Credit Card Master Trust
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                     (ISSUER WITH RESPECT TO THE SECURITIES)

                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


  333-29495 and 333-29495-01                             22-2716130
  --------------------------                -----------------------------------.
  (COMMISSION FILE NUMBERS)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)


                                 (302) 323-2359
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                     Partners First Receivables Funding, LLC
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                      Index to Exhibits appears at page 4.

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ITEM 5.    OTHER EVENTS.
         None.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


EXHIBIT NO.    DOCUMENT DESCRIPTION
-----------    --------------------

20       Monthly Servicer's Certificate.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    THE FIRST NATIONAL BANK OF ATLANTA
                                               (REGISTRANT)



Dates:  March 21, 2000              By:     Donald K. Truslow
                                    Title:  Comptroller



                                    PARTNERS FIRST CREDIT CARD MASTER TRUST
                                              (CO-REGISTRANT)



  Dates:  March 21, 2000            By:     THE FIRST NATIONAL BANK OF ATLANTA
                                              (Originator of the Co-Registrant)



                                      By:      Donald K. Truslow
                                      Title:   Comptroller

INDEX TO EXHIBITS

EXHIBIT NO.       Document Description
-----------       --------------------

20                Monthly Servicer's Certificate.